Exhibit 10.24

债务承担协议
Debt Transfer Agreement

本协议由以下各方于2010年6月21日在安阳达成：
This Agreement is entered by and among the following parties in Anyang on June 21, 2010

甲方Party A：
1.	安阳鑫龙煤业（集团）红岭煤业有限责任公司
Anyang Xinlong Coal (Group) Hongling Coal Co., Ltd.
2.	安阳市汇昌洗煤有限责任公司
Anyang Huichang Coal Washing Co., Ltd.
3.	安阳市锦都煤业有限公司
Anyang Jindu Coal Co., Ltd.

乙方Party B：
1．	王新顺，身份证号码
WANG Xinshun, Identity Card No.:
2．	程俊生，身份证号码：
CHENG Junsheng, Identity Card No.:
3．	王新明，身份证号码：
WANG Xinmin, Identity Card No.:

丙方Party C：
河南顺成集团煤焦有限公司
Henan Shuncheng Group Coal Coke Co., Ltd.

鉴于：
Whereas:
（一）	2010年3月31日， 安阳鑫龙煤业（集团）红岭煤业有限公司（以下简称“安阳鑫龙”）和丙方签订了《借款协议》，确认截止至2010年3月31日，安阳鑫龙向丙方提供无息借款余额为人民币30,000,000元。
On March 31, 2010, Anyang Xinlong Coal (Group) Hongling Coal Co., Ltd. (the “Anyang Xinlong”) and Party C entered into a loan agreement, according to which, as of March 31, 2010, the outstanding balance on Anyang Xinlong’s interest-free loan to Party C is RMB 30,000,000。

（二）	2010年3月31日，安阳市汇昌洗煤有限责任公司（以下简称“安阳汇昌”）和丙方签订了《借款协议》，确认截止至2010年3月31日，安阳汇昌向丙方提供无息借款余额为人民币169,053,092.36元。
On March 31, 2010, Anyang Huichang Coal Washing Co., Ltd. (“Anyang Huichang”) and Party C entered into a loan agreement, according to which, as of March 31, 2010, the outstanding balance on Anyang Huichang’s loan to Party C is RMB 169,053,092.36.

（三）	2010年3月31日，安阳市锦都煤业有限公司（以下简称“安阳锦都”）和丙方签订了《借款协议》，确认截止至2010年3月31日，安阳锦都向丙方提供无息借款余额为人民币40,278,386.49元（上述三笔借款统称为“债务”， 三份《借款协议》合称“借款协议”）。
On March 31, 2010, Anyang Jindu Coal Co., Ltd. (the “Anyang Jindu”) and Party C entered into a loan agreement, according to which, as of March 31, 2010, the outstanding balance Anyang Jindu’s loan to Party C is RMB 40,278,386.49 (aforesaid three loans collectively referred to as the “Debt”, the above loan agreements collectively referred to as the “Loan Agreements”).

（四）	王新顺、程俊生和王新明为丙方的自然人股东，各自持有丙方60%，20%及20%股权，即自然人股东股权比例为6:2:2（以下简称“股权比例”）。
WANG Xinshun, CHEN Junsheng and WANG Xinming are shareholders of Party C, who respectively hold 60%, 20% and 20% share equity of Party C, and the ratio of share equity is 6:2:2 (“Share Ratio”).

（五）	甲方，乙方同意，丙方对甲方债务由乙方承担。
Party A and Party B agree that, Party B assumes the Debt of Party C.

因此，各方根据上文所述和下文所述的条款，作如下约定：
Therefore, the Parties, in consideration of the foregoing premises and terms set forth below, hereby agree as follows:

第一条	债务承担 Transfer of the Debt
甲方，乙方同意，由乙方承担丙方所欠甲方的债务，合计人民币239,331,478.85元。乙方中的三名自然人按照股权比例各自承担该债务，具体见下表。
The Parties agree that, Party B shall assume the Debt for Party C and owe it to Party A respectively, totaled at RMB 239, 331, 478.85. Each of Party B respectively assumes the Debt based on the Share Ratio as follows.
	安阳锦都 Anyang Jindu	安阳汇昌 Anyang Huichang	安阳鑫龙 Anyang Xinlong
王新顺 Wang Xin Shun	24,167,031.89	101,431,855.4	18,000,000
王新明 Wang Xin Ming	8,055,677.298	33,810,618.47	6,000,000
程俊生 Cheng Jun sheng	8,055,677.298	33,810,618.47	6,000,000
合计 Total	40,278,386.49	169,053,092.36	30,000,000

第二条 借款合同终止 Termination of the
自本协议生效之日起，甲方和丙方各自签订于2010年3月31日签署的三份《借款协议》终止，甲方和丙方之间《借款协议》的项下的丙方所欠甲方债务消灭。
The Loan Agreements entered into by and between Party A and Party C respectively on March 31, 2010 shall be terminated and the Debt that Party C owed to Party A under the Loan Agreements by and between Party A and Party C shall be eliminated upon the effectiveness of this Agreement.

第三条 放弃Waiver
甲方进一步同意并承诺，本协议生效后，在任何情况下都不追究丙方借款协议项下的任何责任，包括但不限于偿还本金责任。
Party A further agrees and covenants that, after this Agreement becomes effective, no liability can be declared against Party C under the Loan Agreements, including but not limited to repayment of the principal.

第四条 法律适用和争议解决 Law governance and dispute solution
本协议适用中国法律。因本协议而发生任何争议时，首先各方应协商解决，如协商不成的，本协议各方应将该争议提交给法院裁决。
This Agreement shall be governed by the laws of China. Any dispute in connection with this Agreement, the parties shall firstly strive to settle the dispute through friendly consultation. In case no settlement can be reached through consultation, either party shall submit the dispute to the court.

第五条 生效、文本 Effectiveness, Copies
本协议经各方签署后即生效。本协议一式七份，各签署方各持一份。
This Agreement shall be effective upon the execution of the parties. The Agreement is singed in seven originals, and each party shall hold one.
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本页仅为签署之用
Signing Page Only

甲方：Party A

安阳鑫龙煤业（集团）红岭煤业有限责任公司 （公章）
Anyang Xinlong Coal (Group) Hongling Coal Co., Ltd. (seal)
法定代表人或授权代表人：        illegible         （签字）
Legal Representative/Authorized Representative (signature)

安阳市汇昌洗煤有限责任公司 （公章）
Anyang Huichang Coal Washing Co., Ltd. (seal)
法定代表人或授权代表人：      /s/ Yu Tao      （签字）
Legal Representative/Authorized Representative (signature)

安阳市锦都煤业有限公司 （公章）
Anyang Jindu Coal Co., Ltd. (seal)
法定代表人或授权代表人：        illegible        （签字）
Legal Representative/Authorized Representative (signature)

乙方：Party B

王新顺 （签字）：
WANG Xinshun (signature)  /s/ Wang Xinshun

程俊生 （签字）：
CHEN Junsheng (signature)  /s/ Chen Junsheng

王新明 （签字）：
WANG Xinming (signature)  /s/ Wang Xinming

丙方：Party C

河南顺成集团煤焦有限公司 （公章）
Henan Shuncheng Group Coal Coke Co., Ltd. (seal)
法定代表人或授权代表人： ______________ （签字）
Legal Representative/Authorized Representative (signature) /s/ Wang Xinshun